Exhibit 10.1

ASSET SALE AGREEMENT

WHEREFORE,  THIS AGREEMENT (the “Agreement”) made to be effectiv e as of the 17th of January 2011 (the “Effective Date”), between So Act Network, Inc., a Delaware Corporation (the “Company”), and Adam Nelson, an Illinois Resident (“Nelson”) and Chris Record, a California Resident (“Record”).

WHEREAS the Company desires to purchase from Nelson and Record 100% Ownership of the Intellectual Property known as the Blog Software, Social Media Vault, Social Media Bar and Trending Topix;

Now for good, valuable and other considerations the parties mutually agree as follows – TERMS

1. Nelson and Record agree to sell all of the rights to the software technology they own to the Company known as the Blog Software, Social Media Vault and Social Media Bar.

2. Record agrees to sell all of the rights to the software technology he owns to the Company known as Trending Topix.

3. The Company agrees to pay Nelson One Million Shares of its common stock in exchange for the assets he agrees to sell the Company in Point 1 above.

4. The Company agrees to pay Record Two Million Shares of its common stock in exchange for the assets he agrees to sell the Company in Points 1 and 2 above.

CONFIDENTIALITY
The Parties agree that the terms and conditions of this Agreement, as well as any information pertaining to any of Company’s documentation or materials, are to be considered strictly confidential.

NONDISCLOSURE
Each party hereto agrees to keep the terms of this Agreement and the transactions contemplated hereby as confidential and shall not disclose such information to any third party, other than professional advisors utilized to negotiate and consummate the transactions contemplated hereby, or as required by government bodies, regulatory agencies, or a court having jurisdiction over the disclosing party..

SEVERABILITY
If any provision of this Agreement is unenforceable, invalid, or violates applicable law, such provision, or unenforceable portion of such provision, shall be deemed stricken and shall not affect the enforceability of any other provisions of this Agreement.

JOINT AUTHORSHIP
The parties agree and acknowledge that they have jointly participated in the negotiation and drafting of this Agreement and that this Agreement has been fully reviewed and negotiated by the parties and their respective counsel. In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

ASSIGNMENT
No party may assign this Agreement or any right or obligation of it hereunder without the prior written consent of the other parties to this Agreement. No permitted assignment shall relieve a party of its obligations under this Agreement without the separate written consent of the other parties.

MODIFICATION
No change, modification, addition, or amendment to this Agreement shall be valid unless in writing and signed by all parties hereto.

ASSIGNS
This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

COMPLIANCE
Each party agrees that it will comply with all applicable laws, rules and regulations in the execution and performance of its obligations under this Agreement.

GOVERNING LAW
This Agreement shall be governed by, venued and construed in accordance with the laws of the State of the Defendant in any action.

COMPLETE AGREEMENT
This document constitutes a complete and entire agreement among the parties with reference to the subject matters set forth in this Agreement. No statement or agreement, oral or written, made prior to or at the execution of this Agreement and no prior course of dealing or practice by either party shall vary or modify the terms set forth in this Agreement without the prior consent of the other parties to this Agreement. This Agreement may be amended only by a written document signed by the parties.

ENFORCABILITY
The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

COUNTERPARTS
This Agreement may be executed in multiple counterparts, each of which shall constitute one and a single Agreement. The Agreement does not bind any of the parties until all have signed and initialed every page either together or in Counterparts.

FACSIMILE OR EMAIL
Any facsimile or email version including scanned signature of any part to this Agreement or to any other agreement or document executed in connection of this Agreement should constitute a legal, valid and binding execution by such parties.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by a duly authorized officer of each party.

SO ACT NETWORK, INC.

/s/ Greg Halpern	01/17/11	/s/ Adam Nelson	01/17/11
Greg Halpern - Chairman	Date	Adam Nelson	Date

		/s/ Chris Record	01/17/11
		Chris Record	Date